MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND







FUND LOGO






Semi-Annual Report

January 31, 1996




Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863












This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011






TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
For the three-month period ended January 31, 1996, the Fund continued to participate in the bond market rally. We still maintain the very constructive outlook for bonds we adopted in 1995 and anticipate seeking to provide attractive total returns for the Fund's shareholders in 1996.

During the past several months, investors were very bullish toward the bond market even after an impressive rally caused some investors to become somewhat cautious. The ongoing debate in Washington over the Federal budget, the recent sharp rise in the price of various commodities such as gas, grains and gold, and the discussions regarding a flat tax have overshadowed the fundamental weakness in the economy. We believe the slowing economy will prompt the Federal Reserve Board to ease monetary policy further, which would lead to higher bond prices.

We used some of the extreme market weakness in late 1995 to purchase attractive issues, and subsequently sold issues which we expected to underperform. In addition, we maintained our overweighting to interest rate-sensitive issues, which should continue to offer attractive total returns when investors refocus on the fundamentals of the economy and inflation.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(William M. Petty)
William M. Petty
Portfolio Manager



March 14, 1996


We are pleased to announce that William M. Petty is responsible for the day-to-day management of Merrill Lynch Ohio Municipal Bond Fund. Mr. Petty has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and was Assistant Vice President from 1992 to 1993. Prior thereto, he was employed by J.J. Kenny Municipal Bond Brokers as a Municipal Bond Broker from 1990 to 1992.






PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                               12 Month    3 Month
                                               1/31/96  10/31/95    1/31/95    % Change    % Change
Class A Shares*                                 $11.01    $10.75     $10.20     + 7.94%     +2.42%
Class B Shares*                                  11.01     10.75      10.20     + 7.94      +2.42
Class C Shares*                                  11.01     10.75      10.20     + 7.94      +2.42
Class D Shares*                                  11.01     10.74      10.20     + 7.94      +2.51
Class A Shares--Total Return*                                                   +13.60(1)   +3.69(2)
Class B Shares--Total Return*                                                   +13.02(3)   +3.56(4)
Class C Shares--Total Return*                                                   +12.91(5)   +3.53(6)
Class D Shares--Total Return*                                                   +13.48(7)   +3.76(8)
Class A Shares--Standardized 30-day Yield         4.47%
Class B Shares--Standardized 30-day Yield         4.15%
Class C Shares--Standardized 30-day Yield         4.04%
Class D Shares--Standardized 30-day Yield         4.37%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.545 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.136 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.491 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.480 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.535 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.133 per share ordinary income dividends.

Performance Summary--Class A Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
2/28/92--12/31/92        $10.00       $10.40           --                   $0.525           + 9.46%
1993                      10.40        11.22         $0.013                  0.648           +14.53
1994                      11.22         9.90           --                    0.548           - 6.98
1995                       9.90        11.00           --                    0.545           +16.97
1/1/96--1/31/96           11.00        11.01           --                    0.031           + 0.47
                                                     ------                 ------
                                               Total $0.013           Total $2.297

                                                      Cumulative total return as of 1/31/96: +37.03%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
2/28/92--12/31/92        $10.00       $10.40           --                   $0.481           + 8.99%
1993                      10.40        11.22         $0.013                  0.592           +13.95
1994                      11.22         9.90           --                    0.495           - 7.45
1995                       9.90        11.00           --                    0.491           +16.38
1/1/96--1/31/96           11.00        11.01           --                    0.028           + 0.44
                                                     ------                 ------
                                               Total $0.013           Total $2.087

                                                      Cumulative total return as of 1/31/96: +34.35%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
10/21/94--12/31/94       $10.09       $ 9.89           --                   $0.091           - 1.06%
1995                       9.89        11.00           --                    0.480           +16.37
1/1/96--1/31/96           11.00        11.01           --                    0.027           + 0.43
                                                                            ------
                                                                      Total $0.598

                                                      Cumulative total return as of 1/31/96: +15.64%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
10/21/94--12/31/94       $10.09       $ 9.89         --                     $0.103           - 0.95%
1995                       9.89        11.00         --                      0.534           +16.97
1/1/96--1/31/96           11.00        11.01         --                      0.031           + 0.46
                                                                            ------
                                                                      Total $0.668

                                                      Cumulative total return as of 1/31/96: +16.40%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +16.97%        +12.29%
Inception (2/28/92)
through 12/31/95                          + 8.42         + 7.27

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +16.38%        +12.38%
Inception (2/28/92)
through 12/31/95                          + 7.87         + 7.66

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +16.37%        +15.37%
Inception (10/21/94)
through 12/31/95                          +12.53         +12.53

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +16.97%        +12.29%
Inception (10/21/94)
through 12/31/95                          +13.12         + 9.32

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                     Issue                                          (Note 1a)

Ohio--95.2%
AAA      Aaa        $ 1,000   Akron-Bath-Copley Township, Ohio, State Hospital District, Revenue Refunding
                              Bonds (Children's Hospital Medical Center), 5% due 11/15/2015 (b)                  $   948

NR*      Baa1           900   Ashtabula County, Ohio, IDR, Refunding (Ashland Oil Inc. Project),
                              Series A, 6.90% due 5/01/2010                                                          960

NR*      A            4,000   Barberton, Ohio, Hospital Facilities Revenue Bonds (Barberton Citizens
                              Hospital Co. Project), 7.25% due 1/01/2012                                           4,365

AAA      Aaa          1,000   Buckeye Valley, Ohio, Local School District Revenue Bonds (Delaware
                              County), Series A, UT, 6.85% due 12/01/2015 (d)                                      1,224

A1       NR*          1,000   Cincinnati and Hamilton County, Ohio, Port Authority, IDR (Multi-Color
                              Corp. Project), VRDN, 3.35% due 11/01/2000 (a)                                       1,000

NR*      NR*            710   Cincinnati, Ohio, Student Loan Funding Corporation, Revenue Refunding
                              Bonds, AMT, Sub-Series B, 6.75% due 1/01/2007                                          726

AAA      Aaa          1,000   Clermont County, Ohio, Sewer System Revenue Refunding Bonds, 5.20%
                              due 12/01/2021 (b)                                                                     978

AAA      Aaa          3,665   Cleveland, Ohio, Water Works Revenue Bonds, Series F-92 A, 6.25%
                              due 1/01/2015 (b)                                                                    3,926

                              Cuyahoga County, Ohio, M/F Revenue Bonds (Dalebridge Apartments), AMT (e):
NR*      Aaa          1,000     6.50% due 10/20/2020                                                               1,042
NR*      Aaa          2,850     6.60% due 10/20/2030                                                               2,975

AAA      Aaa          2,000   Dayton, Ohio, Airport Revenue Refunding Bonds (James M. Cox Dayton
                              International), 5.25% due 12/01/2015 (b)                                             1,992

NR*      A1           1,300   Dayton, Ohio, Special Facilities Revenue Bonds (Emery Air Freight
                              Project), VRDN, Series C, 3.85% due 10/01/2009 (a)                                   1,300

A-       A            1,220   Erie County, Ohio, Hospital Improvement Revenue Refunding Bonds (Firelands
                              Community Hospital Project), 6.75% due 1/01/2015                                     1,285

NR*      Aa           3,130   Euclid, Ohio, GO, 5.50% due 12/01/2015                                               3,215

AAA      Aaa          1,375   Granville, Ohio, Exempted Village School District, Revenue Refunding Bonds,
                              UT, 5.42% due 12/01/2013 (b)(f)                                                        530

BBB      Baa1         2,750   Hamilton County, Ohio, Health System Revenue Refunding Bonds (Providence
                              Hospital-Franciscan), 6.875% due 7/01/2015                                           2,852

AAA      Aaa          1,500   Hudson, Ohio, Local School District, Revenue Refunding Bonds, 5.60%
                              due 12/15/2014 (c)                                                                   1,512

AAA      Aaa          1,200   Huron County, Ohio, Human Services, Building Revenue Bonds, 7.25% due
                              12/01/2013 (d)                                                                       1,440

NR*      Aaa          5,530   Kent, Ohio, M/F Housing Mortgage Revenue Bonds (Silver Meadows), AMT,
                              7.30% due 12/20/2036 (e)                                                             6,210



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)

S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                     Issue                                          (Note 1a)

Ohio (concluded)
AAA      Aaa         $1,740   Lakota, Ohio, Local School District Revenue Bonds, GO, UT, 7% due
                              12/01/2010 (b)                                                                     $ 2,124

A        NR*          1,660   Loveland, Ohio, City School District, GO, UT, 6.65% due 12/01/2015                   1,827

BBB+     NR*          2,000   Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125%
                              due 12/01/2013                                                                       2,009

AAA      Aaa          1,500   Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                              (YHA Inc. Project), Series  A, 7% due 10/15/2014 (d)                                 1,675

A-       A3           2,000   Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors
                              Corp. Project), AMT, 6.75% due 7/01/2014                                             2,312

AAA      Aaa          3,000   North Canton City, Ohio, School District Improvement Bonds, GO, UT, 6.70%
                              due 12/01/2019 (b)                                                                   3,469

AAA      NR*            995   Ohio HFA, Residential Mortgage Revenue Bonds, AMT, Series B-2, 6.70%
                              due 3/01/2025 (e)                                                                    1,035

                              Ohio HFA, S/F Mortgage Revenue Bonds, AMT (e):
AAA      Aaa          1,200     RIB, Series B-4, 9.477% due 3/31/2031 (g)                                          1,323
AAA      Aaa             35     Series B, 6.903% due 3/31/2031                                                        37

                              Ohio State Air Quality Development Authority, Revenue Refunding Bonds:
NR*      Baa1         1,000     (Ashland Oil Inc. Project), 6.85% due 4/01/2010                                    1,049
A1+      VMIG1++      3,400     (Cincinnati Gas & Electric), VRDN, Series B, 3.75% due 9/01/2030 (a)               3,400
AA-      Aa3          4,200     (Coll-Dayton Power & Light Project), Series B, 6.40% due 8/15/2027                 4,443
AAA      Aaa          1,505     PCR (Ohio-Edison), Series B, 7.10% due 6/01/2018 (c)                               1,686

A+       A1           2,500   Ohio State Building Authority Facilities (Administration Building
                              Fund), Series A, 4.875% due 10/01/2010                                               2,412

                              Ohio State, GO:
AA       Aa           1,395     4.80% due 8/01/2013                                                                1,339
AA       Aa           1,000     College Savings, UT, 5.35% due 8/01/2013 (f)                                         397

AA-      Aa           1,410   Ohio State Higher Educational Facilities, Revenue Refunding Bonds (Case
                              Western Reserve University), 6.25% due 10/01/2016                                    1,600

AA-      A1           3,250   Ohio State Turnpike Commission, Turnpike Revenue Bonds, Series A, 5.75%
                              due 2/15/2024                                                                        3,324

A        A2             800   Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds
                              (North Star BHP Steel Project-Broken Hill), AMT, 6.45% due 9/01/2020                   842

AAA      Aaa          2,000   Westerville, Ohio, Minerva Park and Blendon Joint Township, Hospital
                              District Revenue Refunding Bonds (Saint Ann's Hospital), Series B, 7%
                              due 9/15/2012 (b)                                                                    2,272

NR*      A1             475   Wood County, Ohio, Sewer District Water Assessment Improvement Bonds,
                              Issue II, 6.55% due 12/01/2014                                                         547


Puerto Rico--3.6%


A        Baa1         3,100   Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue Refunding
                              Bonds, 5% due 7/01/2019                                                              2,917


Total Investments (Cost--$75,645)--98.8%                                                                          80,519

Other Assets Less Liabilities--1.2%                                                                                  950
                                                                                                                 -------
Net Assets--100.0%                                                                                               $81,469
                                                                                                                 =======



(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$75,645,224) (Note 1a)                          $ 80,519,132
                    Cash                                                                                          17,259
                    Receivables:
                      Interest                                                             $  1,055,216
                      Beneficial interest sold                                                  163,139        1,218,355
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      18,645
                    Prepaid registration fees and other assets (Note 1e)                                          14,728
                                                                                                            ------------
                    Total assets                                                                              81,788,119
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                               99,422
                      Dividends to shareholders (Note 1f)                                        89,648
                      Investment adviser (Note 2)                                                36,531
                      Distributor (Note 2)                                                       29,151          254,752
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        64,528

                    Total liabilities                                                                            319,280
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 81,468,839
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     69,420
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        626,068
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         16,002
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         28,482
                    Paid-in capital in excess of par                                                          77,000,326
                    Accumulated realized capital losses on investments--net (Note 5)                            (714,342)
                    Accumulated distributions in excess of realized capital gains--net                          (431,025)
                    Unrealized appreciation on investments--net                                                4,873,908
                                                                                                            ------------
                    Net assets                                                                              $ 81,468,839
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $7,642,999 and 694,195 shares
                    of beneficial interest outstanding                                                      $      11.01
                                                                                                            ============
                    Class B--Based on net assets of $68,929,704 and 6,260,680 shares
                    of beneficial interest outstanding                                                      $      11.01
                                                                                                            ============
                    Class C--Based on net assets of $1,761,651 and 160,023 shares
                    of beneficial interest outstanding                                                      $      11.01
                                                                                                            ============
                    Class D--Based on net assets of $3,134,485 and 284,817 shares
                    of beneficial interest outstanding                                                      $      11.01
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                               For the Six Months Ended January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  2,298,355
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    214,311
                    Account maintenance and distribution fees--Class B (Note 2)                 165,744
                    Accounting services (Note 2)                                                 33,800
                    Professional fees                                                            27,320
                    Transfer agent fees--Class B (Note 2)                                        21,685
                    Printing and shareholder reports                                             11,049
                    Registration fees (Note 1e)                                                   6,219
                    Amortization of organization expenses (Note 1e)                               5,827
                    Account maintenance and distribution fees--Class C (Note 2)                   3,707
                    Custodian fees                                                                3,264
                    Pricing fees                                                                  2,943
                    Transfer agent fees--Class A (Note 2)                                         2,036
                    Trustees' fees and expenses                                                   1,911
                    Account maintenance fees--Class D (Note 2)                                    1,486
                    Transfer agent fees--Class D (Note 2)                                           815
                    Transfer agent fees--Class C (Note 2)                                           423
                    Other                                                                         1,389
                                                                                           ------------
                    Total expenses                                                                               503,929
                                                                                                            ------------
                    Investment income--net                                                                     1,794,426
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            678,024
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      2,546,510
Investments--Net                                                                                            ------------
(Notes 1b, 1d       Net Increase in Net Assets Resulting from Operations                                    $  5,018,960
& 3):                                                                                                       ============


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 1996    July 31, 1995
Operations:         Investment income--net                                                 $  1,794,426     $  3,552,858
                    Realized gain (loss) on investments--net                                    678,024       (1,392,365)
                    Change in unrealized appreciation/depreciation on investments--net        2,546,510        1,835,744
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,018,960        3,996,237
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (187,642)        (402,108)
(Note 1f):            Class B                                                                (1,505,825)      (3,039,531)
                      Class C                                                                   (27,367)         (15,289)
                      Class D                                                                   (73,592)         (95,930)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,794,426)      (3,552,858)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                     2,798,280           20,090
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                              6,022,814          463,469
                    Beginning of period                                                      75,446,025       74,982,556
                                                                                           ------------     ------------
                    End of period                                                          $ 81,468,839     $ 75,446,025
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL INFORAMTION (continued)


Financial Highlights
                                                                                           Class A
                                                                       For the                                  For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months                                  Feb. 28,
from information provided in the financial statements.                  Ended                                  1992++ to
                                                                       Jan. 31,  For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.56   $  10.50  $  11.02  $  10.56   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .27        .55       .56       .58        .25
                    Realized and unrealized gain (loss) on
                    investments--net                                       .45        .06      (.43)      .49        .56
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .72        .61       .13      1.07        .81
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.27)      (.55)     (.56)     (.58)      (.25)
                      Realized gain on investments--net                     --         --        --      (.03)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.09)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.27)      (.55)     (.65)     (.61)      (.25)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.01   $  10.56  $  10.50  $  11.02   $  10.56
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.91%+++   6.03%     1.10%    10.51%      8.21%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .84%*      .86%      .65%      .51%       .16%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .84%*      .89%      .89%     1.04%      1.36%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.04%*     5.30%     5.12%     5.44%      5.75%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  7,643   $  7,270  $  9,373  $  8,446   $  4,209
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  83.64%    169.34%    44.83%    41.51%     13.21%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                           Class B
                                                                     For the Six                             For the Period
The following per share data and ratios have been derived               Months                                  Feb. 28,
from information provided in the financial statements.                  Ended                                  1992++ to
                                                                       Jan. 31,  For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.56   $  10.50  $  11.02  $  10.56   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .49       .50       .52        .23
                    Realized and unrealized gain (loss) on
                    investments--net                                       .45        .06      (.43)      .49        .56
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .70        .55       .07      1.01        .79
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.49)     (.50)     (.52)      (.23)
                      Realized gain on investments--net                     --         --        --      (.03)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.09)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.25)      (.49)     (.59)     (.55)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.01   $  10.56  $  10.50  $  11.02   $  10.56
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.64%+++   5.49%      .59%     9.95%      7.98%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.35%*     1.37%     1.16%     1.02%       .67%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.35%*     1.40%     1.39%     1.55%      1.86%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.53%*     4.79%     4.61%     4.93%      5.26%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $ 68,930   $ 64,068  $ 65,610  $ 53,341   $ 26,244
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  83.64%    169.34%    44.83%    41.51%     13.21%
                                                                      ========   ========  ========  ========   ========


                                                                                    Class C               Class D
                                                                              For the    For the     For the    For the
                                                                                Six       Period       Six       Period
The following per share data and ratios have been derived                      Months   Oct. 21,      Months    Oct. 21,
from information provided in the financial statements.                         Ended    1994++ to     Ended    1994++ to
                                                                              Jan. 31,   July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $  10.56   $  10.09    $  10.56   $  10.09
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .24        .37         .27        .41
                    Realized and unrealized gain on investments--net               .45        .47         .45        .47
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .69        .84         .72        .88
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.24)      (.37)       (.27)      (.41)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  11.01   $  10.56    $  11.01   $  10.56
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.58%+++   8.50%+++    6.85%+++   8.93%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to           Expenses                                                     1.45%*     1.50%*       .94%*      .99%*
Average Net                                                                   ========   ========    ========   ========
Assets:             Investment income--net                                       4.42%*     4.62%*      4.94%*     5.17%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,762   $    874    $  3,134   $  3,234
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          83.64%    169.34%      83.64%    169.34%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  ++Commencement of Operations.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD          MLPF&S

Class A                                  $ 62           $678
Class D                                  $140           $662


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $65,616 and $265 relating to Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $65,156,325 and $60,954,545, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $    915,007   $  4,873,908
Short-term investments               (117,170)            --
Financial futures contracts          (119,813)            --
                                 ------------   ------------
Total                            $    678,024   $  4,873,908
                                 ============   ============

As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $4,873,908, of which $4,878,976 related to appreciated securities and $5,068 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $75,645,224.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $2,798,280 and $20,090 for the six months ended
January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            71,622   $    774,873
Shares issued to shareholders
in reinvestment of dividends            7,152         76,878
                                  -----------   ------------
Total issued                           78,774        851,751
Shares redeemed                       (72,825)      (784,699)
                                  -----------   ------------
Net increase                            5,949   $     67,052
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           181,071   $  1,870,062
Shares issued to shareholders
in reinvestment of dividends           17,661        181,209
                                  -----------   ------------
Total issued                          198,732      2,051,271
Shares redeemed                      (403,178)    (4,123,436)
                                  -----------   ------------
Net decrease                         (204,446)  $ (2,072,165)
                                  ===========   ============

Class B Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                           622,629   $  6,701,691
Shares issued to shareholders
in reinvestment of dividends           77,777        836,446

Total issued                          700,406      7,538,137
Automatic conversion
of shares                              (3,145)       (33,076)
Shares redeemed                      (501,964)    (5,388,768)
                                  -----------   ------------
Net increase                          195,297   $  2,116,293
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,171,885   $ 12,053,962
Shares issued to shareholders
in reinvestment of dividends          169,857      1,744,620
                                  -----------   ------------
Total issued                        1,341,742     13,798,582
Automatic conversion
of shares                                (600)        (6,397)
Shares redeemed                    (1,524,736)   (15,586,483)
                                  -----------   ------------
Net decrease                         (183,594)  $ (1,794,298)
                                  ===========   ============


Class C Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            84,252   $    909,410
Shares issued to shareholders
in reinvestment of dividends            1,741         18,806
                                  -----------   ------------
Total issued                           85,993        928,216
Shares redeemed                        (8,696)       (93,351)
                                  -----------   ------------
Net increase                           77,297   $    834,865
                                  ===========   ============

Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            88,400   $    911,000
Shares issued to shareholders
in reinvestment of dividends            1,135         11,864
                                  -----------   ------------
Total issued                           89,535        922,864
Shares redeemed                        (6,809)       (71,984)
                                  -----------   ------------
Net increase                           82,726   $    850,880
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            23,305   $    252,068
Automatic conversion of shares          3,145         33,076
Shares issued to shareholders
in reinvestment of dividends            1,846         19,850
                                  -----------   ------------
Total issued                           28,296        304,994
Shares redeemed                       (49,800)      (524,924)
                                  -----------   ------------
Net decrease                          (21,504)  $   (219,930)
                                  ===========   ============


Class D Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                           303,361   $  3,004,430
Automatic conversion of shares            600          6,397
Shares issued to shareholders
in reinvestment of dividends            3,127         32,727
                                  -----------   ------------
Total issued                          307,088      3,043,554
Shares redeemed                          (767)        (7,881)
                                  -----------   ------------
Net increase                          306,321   $  3,035,673
                                  ===========   ============

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $750,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.